1997 SEMIANNUAL REPORT


IDS
Blue Chip
Advantage
Fund

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The goal of IDS Blue Chip Advantage Fund, a part of IDS Market Advantage Series,
Inc., is to achieve a long-term total return exceeding that of the U.S. stock market. The Fund invests in common stocks that are includedin a broad market index.

             American Express Financial Advisors

             Distributed by American Express Financial Advisors Inc.

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Making the most of the market

If you were compiling a who's who of corporate America, a good place to start would be the Standard & Poor's Index. Composed of 500 stocks representing a wide range of prominent companies, "the S&P" is recognized as a good measure of overall stock market performance. Of course, some of those stocks will fare better than others. Blue Chip Advantage tries to identify and build its portfolioaround these stocks. Objective: a fund that's like the S&P...only better.

Contents

From the president                           3
From the portfolio manager                   3
The Fund's ten largest holdings              5
Financial statements                         6
Notes to financial statements                9
Investments in securities                   24
Board members and officers                  27
IDS mutual funds                            28

      To our shareholders


      From the president

      If you're an experienced investor, you know that the past two years have been unusually strong ones in many financial markets. Perhaps just as important, you also know that history shows that bull markets don't last forever. Though they're often unpredictable, declines -- whether they're brief or long-lasting, moderate or substantial -- are always a possibility.

      That fact reinforces the need for investors to periodically review their long-term goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.




      William R. Pearce
      (picture of) William Pearce
      William R. Pearce
      President of the Fund

      From the portfolio manager

      A mostly buoyant stock market, particularly for blue-chip issues, resulted in an exceptional gain for IDS Blue Chip Advantage Fund during the first half of the fiscal year. Despite a market sell-off early last spring, for the February through July 1997 period the Fund's Class A shares generated a total return of 21.0%.

      For an investor, it doesn't get much better than the past six months in the U.S. stock market. The inflation rate stayed low; corporate profits remained healthy; the economy continued to chug along; and, for the most part, long-term interest rates stayed within a comfortable range.

      Start, slump, surge

      Against that backdrop, stocks had good reason to head higher, and they did at the outset of the period. The solid start soon turned into a stumble, however, as a heightened fear of increasing inflation spawned a rise in long-term interest rates. But it wasn't long before the inflation concern subsided, at which point the market righted itself and went on to rack up four straight months of impressive gains to end the period. In fact, the second quarter (April through June) was the market's strongest since 1991.

      The Fund's performance essentially followed suit with the broad market - rising early in the period, slumping for several weeks, then staging a powerful comeback over the final four months. The biggest contributor to the Fund's overall gain was the so-called "consumer staple" area, which includes stocks of health care, food, beverage, tobacco and leisure/entertainment companies and constituted nearly one third of the Fund's assets. Among the top performers were Coca-Cola, Merck, General Electric and Johnson & Johnson. The technology sector, another substantial area of investment for the Fund, suffered a sharp sell-off in the early spring, but came back strongly. Stocks such as Dell Computer, Cisco Systems, Microsoft, Compaq, Airtouch and Worldcom were especially productive. The third-largest area of investment was financial services, with NationsBank and BankBoston leading the gainers for the Fund. Although modest in terms of investment exposure, holdings in the industrial sector also paid off nicely, highlighted by Boeing and Northrop Grumann.

      Emphasis on growth

      The underlying theme in the stock selections was earnings growth -- emphasizing those companies that appeared most likely to generate well-above-average growth. As it has for some time, the market again rewarded stocks of companies able to fulfill that promise.

      As we enter the second half of the fiscal year, the investment environment continues to benefit from low inflation, moderate economic growth, low long-term interest rates and generally good corporate profits. That's encouraging. But, like all good things, this perfect world also will come to an end at some point, and the stock market will stall out and, perhaps, retreat. While I can't predict when that will happen, I can tell you that it's a normal part of investing and that I expect it will prove to be only a temporary interruption in what I believe is still a long-term positive trend for the stock market.



      Guru Baliga
      (picture of) Guru Baliga
      Guru Baliga
      Portfolio manager

To our shareholders


Class A
6-month performance

(All figures per share)

Net asset value (NAV)
July 31, 1997       $   10.80
Jan. 31, 1997       $    8.97
Increase            $    1.83

Distributions
Feb. 1, 1997- July 31, 1997

From income         $    0.05
From capital gains  $      --
Total distributions $    0.05

Total return*          +21.0%**

Class B
 6-month performance

(All figures per share)

Net asset value (NAV)
July 31, 1997       $   10.74
Jan. 31, 1997       $    8.92
Increase            $    1.82

Distributions
Feb. 1, 1997- July 31, 1997

From income         $    0.02
From capital gains  $      --
Total distributions $    0.02

Total return*          +20.5%**

Class Y
 6-month performance

(All figures per share)

Net asset value (NAV)
July 31, 1997       $   10.80
Jan. 31, 1997       $    8.97
Increase            $    1.83

Distributions
Feb. 1, 1997- July 31, 1997

From income         $    0.06
From capital gains  $      --
Total distributions $    0.06

Total return*          +21.1%**


      *The prospectus discusses the effect of sales charges, if any, on the various classes.

      **The total return is a hypothetical investment in the Fund with all distributions reinvested.

 The Fund's ten largest holdings


                                         Percent                        Value
                          (of Fund's net assets)        (as of July 31, 1997)

  General Electric                         2.80%                  $47,095,812

  Coca-Cola                                2.54                    42,727,250

  NationsBank                              2.00                    33,757,113

  Merck                                    1.94                    32,625,981

  Microsoft                                1.85                    31,101,700

  Philip Morris                            1.67                    28,203,125

  KeyCorp                                  1.65                    27,866,219

  Intel                                    1.64                    27,543,750

  Gillette                                 1.63                    27,413,100

  Johnson & Johnson                        1.62                    27,211,869


(icon of) pie chart

The ten holdings listed here make up 19.34% of the Fund's net assets


      Financial statements

      Statement of assets and liabilities
      IDS Blue Chip Advantage Fund
      July 31, 1997

                                  Assets

                                                                                                   (Unaudited)
 Investments in securities, at value (Note 1)
      (identified cost $1,392,135,623)                                                          $1,685,801,196
 Dividends receivable                                                                                1,688,920
 Receivable for investment securities sold                                                           5,953,659
                                                                                                     ---------
 Total assets                                                                                   $1,693,443,775
                                                                                                --------------

                                  Liabilities

 Disbursements in excess of cash on demand deposit                                                     121,513
 Payable for investment securities purchased                                                        10,326,514
 Accrued investment management services fee                                                             17,206
 Accrued distribution fee                                                                               10,274
 Accrued service fee                                                                                     7,688
 Accrued transfer agency fee                                                                             1,149
 Accrued administrative services fee                                                                     1,254
 Other accrued expenses                                                                                 84,480
                                                                                                        ------
 Total liabilities                                                                                  10,570,078
                                                                                                    ----------
 Net assets applicable to outstanding capital stock                                             $1,682,873,697
                                                                                                ==============

                                  Represented by

 Capital stock-- $.01 par value                                                                 $    1,561,041
 Additional paid-in capital                                                                      1,250,711,027
 Undistributed (excess of distributions over) net investment income                                  1,178,184
 Accumulated net realized gain (loss) (Note 1)                                                     128,052,258
 Unrealized appreciation (depreciation) on investments (Note 4)                                    301,371,187
                                                             -                                     -----------
 Total representing net assets applicable to outstanding capital stock                          $1,682,873,697
                                                                                                ==============
 Net assets applicable to outstanding shares:             Class A                               $1,037,989,305
                                                          Class B                               $  506,499,987
                                                          Class Y                               $  138,384,405
 Net asset value per share of outstanding capital stock:  Class A shares     96,122,826         $        10.80
                                                          Class B shares     47,172,132         $        10.74
                                                          Class Y shares     12,809,119         $        10.80

See accompanying notes to financial statements.



      Statement of operations
      IDS Blue Chip Advantage Fund
      Six months ended July 31, 1997

                                  Investment income

                                                                                                   (Unaudited)
 Income:
 Dividends                                                                                       $  10,472,910
 Interest                                                                                            2,825,028
      Less: Foreign taxes withheld                                                                     (99,356)
                                                                                                       -------
 Total income                                                                                       13,198,582
                                                                                                    ----------
 Expenses (Note 2):
 Investment management services fee                                                                  2,510,706
 Distribution fee -- Class B                                                                          1,423,262
 Transfer agency fee                                                                                   917,083
 Incremental transfer agency fee-- Class B                                                              20,608
 Service fee
      Class A                                                                                          706,603
      Class B                                                                                          331,093
      Class Y                                                                                           27,979
 Administrative services fees and expenses                                                             196,557
 Compensation of board members                                                                           8,780
 Custodian fees                                                                                         54,961
 Postage                                                                                                94,729
 Registration fees                                                                                     218,384
 Reports to shareholders                                                                                39,446
 Audit fees                                                                                             10,750
                                                                                                        ------
 Total expenses                                                                                      6,560,941
      Earnings credits on cash balances (Note 2)                                                       (22,578)
                                                                                                       -------
 Total net expenses                                                                                  6,538,363
                                                                                                     ---------
 Investment income (loss)-- net                                                                      6,660,219
                                                                                                     ---------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on:
      Security transactions (Note 3)                                                                64,980,078
      Financial futures contracts (Note 4)                                                           8,482,454
                                                                                                     ---------
 Net realized gain (loss) on investments                                                            73,462,532
 Net change in unrealized appreciation (depreciation) on investments                               192,264,760
                                                                                                   -----------
 Net gain (loss) on investments                                                                    265,727,292
                                                                                                   -----------
 Net increase (decrease) in net assets resulting from operations                                  $272,387,511
                                                                                                  ============

 See accompanying notes to financial statements.


      Financial statements

      Statements of changes in net assets
      IDS Blue Chip Advantage Fund


                                  Operations and distributions             July 31, 1997         Jan. 31, 1997

                                                                        Six months ended            Year ended
                                   (Unaudited)
 Investment income (loss)-- net                                          $     6,660,219        $    6,185,148
 Net realized gain (loss) on investments                                      73,462,532            77,840,591
 Net change in unrealized appreciation (depreciation) on investments         192,264,760            67,091,179
                                                                             -----------            ----------
 Net increase (decrease) in net assets resulting from operations             272,387,511           151,116,918
                                                                             -----------           -----------
 Distributions to shareholders from:
      Net investment income
          Class A                                                             (4,354,417)           (4,932,940)
          Class B                                                               (772,478)             (792,370)
          Class Y                                                               (599,595)             (499,317)
      Net realized gain
          Class A                                                                      --           (23,865,453)
          Class B                                                                      --           (10,006,369)
          Class Y                                                                      --            (1,978,241)
                                                                                                     ----------
 Total distributions                                                          (5,726,490)          (42,074,690)
                                                                              ----------           -----------

                                  Capital share transactions (Note 5)

 Proceeds from sales
      Class A shares (Note 2)                                                405,164,737           512,364,398
      Class B shares                                                         146,436,616           235,221,663
      Class Y shares                                                          57,562,534            52,505,648
 Reinvestment of distributions at net asset value
      Class A shares                                                           4,165,406            27,946,936
      Class B shares                                                             766,697            10,736,585
      Class Y shares                                                             599,595             2,477,558
 Payments for redemptions
      Class A shares                                                        (223,511,703)         (175,913,305)
      Class B shares (Note 2)                                                (21,737,863)          (11,636,869)
      Class Y shares                                                         (19,294,241)          (13,337,249)
                                                                             -----------           -----------
 Increase (decrease) in net assets from capital share transactions           350,151,778           640,365,365
                                                                             -----------           -----------
 Total increase (decrease) in net assets                                     616,812,799           749,407,593
 Net assets at beginning of period                                         1,066,060,898           316,653,305
                                                                           -------------           -----------
 Net assets at end of period                                              $1,682,873,697        $1,066,060,898
                                                                          ==============        ==============
 Undistributed (excess of distributions over) net investment income       $    1,178,184        $      244,455
                                                                          --------------        --------------

See accompanying notes to financial statements.


      Notes to financial statements

      IDS Blue Chip Advantage Fund
      (Unaudited as to July 31, 1997)

  1

Summary of
significant
accounting policies

      IDS Blue Chip Advantage Fund (a series of IDS Market Advantage Series, Inc.) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IDS Market Advantage Series has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests in common stocks that are included in a broad market index. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A during the ninth calendar year of ownership. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

      All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

      Significant accounting policies followed by the Fund are summarized below:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

      Futures transactions

      In order to gain exposure to or protect itself from changes in the market, the Fund may buy financial futures contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

      Federal taxes

      Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

      Dividends to shareholders

      Dividends from net investment income, declared and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

      Other

      Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

 2

Expenses and
sales charges

      Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for managing its portfolio, providing administrative services and serving as transfer agent. Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's daily net assets in reducing percentages from 0.44% to 0.34% annually.

      Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses, and any other expenses properly payable by the Fund and approved by the board.

      Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

    o Class A $15
    o Class B $16
    o Class Y $15

      Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

      Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and commencing on May 9, 1997, the fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

      Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $3,620,843 for Class A and $116,552 for Class B for the six months ended July 31, 1997. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

      During the six months ended July 31, 1997, the Fund's custodian and transfer agency fees were reduced by $22,578 as a result of earnings credits from overnight cash balances.

  3

Securities
transactions

      Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $971,386,933 and $668,378,685, respectively, for the six months ended July 31, 1997. Realized gains and losses are determined on an identified cost basis.

      Brokerage commissions paid to brokers affiliated with AEFC were $116,616 for the six months ended July 31, 1997.

  4

Financial futures
contracts

      Investments in securities at July 31, 1997, included securities valued at $23,543,019 that were pledged as collateral to cover initial margin deposits on 272 purchase contracts. The market value of the open contracts at July 31, 1997 was $130,281,200 with a net unrealized gain of $7,705,614.

  5

Capital share
transactions

      Transactions in shares of capital stock for the periods indicated are as follows:

                                    Six months ended July 31, 1997
                            Class A            Class B               Class Y

Sold                     42,731,277          15,496,909            6,206,327

Issued for reinvested       437,192              79,802               62,620
  distributions

Redeemed                (23,639,495)         (2,266,257)          (2,010,699)
                        -----------          ----------           ----------

Net increase (decrease)  19,528,974          13,310,454            4,258,248
                         ----------          ----------            ---------


                                       Year ended Jan. 31, 1997
                            Class A            Class B               Class Y

Sold                     61,579,642          28,522,302            6,248,025

Issued for reinvested     3,258,916           1,251,589              289,362
  distributions

Redeemed                (20,740,321)         (1,387,337)          (1,611,043)
                        -----------          ----------           ----------

Net increase (decrease)  44,098,237          28,386,554            4,926,344
                         ----------          ----------            ---------


      Notes to financial statements

      IDS Blue Chip Advantage Fund

  6

Financial
highlights

The tables below show certain important financial information for evaluating the Fund's results.

      Fiscal period ended Jan. 31,
      Per share income and capital changesa

                                                                    Class A
                                    1997h      1997       1996     1995     1994      1993      1992     1991b

Net asset value,                   $8.97      $7.62      $5.97    $6.58    $6.20     $5.96     $5.25    $5.00
beginning of period
                                  Income from investment operations:
Net investment income (loss)         .06        .09        .11      .11      .10       .10       .12      .10

Net gains (losses)                  1.82       1.69       2.18     (.13)     .79       .50       .96      .25
(both realized
and unrealized)

Total from investment               1.88       1.78       2.29     (.02)     .89       .60      1.08      .35
operations
                                  Less distributions:
Dividends from net                  (.05)      (.09)      (.11)    (.11)    (.10)     (.09)     (.12)    (.10)
investment income

Distributions from                    --       (.34)      (.53)    (.48)    (.41)     (.27)     (.25)      --
realized gains

Total distributions                 (.05)      (.43)      (.64)    (.59)    (.51)     (.36)     (.37)    (.10)

Net asset value,                  $10.80      $8.97      $7.62    $5.97    $6.58     $6.20     $5.96    $5.25
end of period
                                  Ratios/supplemental data

                                                                    Class A
                                    1997h      1997       1996     1995     1994      1993      1992     1991b

Net assets, end of period         $1,038       $687       $247     $151     $148      $124       $85      $36
(in millions)

Ratio of expenses to                .80%e      .89%       .96%     .89%    1.03%     1.10%     1.11%c    .85%c
average daily net assetsd

Ratio of net income (loss)         1.24%e     1.18%      1.68%    1.77%    1.59%     1.63%     2.01%c   2.93%c,e
to average daily net assets

Portfolio turnover rate              55%       128%       126%     122%     156%      202%      154%     103%
(excluding short-term
securities)

Total returnf                      21.0%      23.8%      39.0%    (0.2%)   14.7%     10.2%     21.2%     7.0%

Average brokerage
commission rateg                  $.0521     $.0388        $--      $--     $ --       $--       $--      $--


      aFor a share outstanding throughout the period. Rounded to the nearest cent.

      bInception date. Period from March 5, 1990 to Jan. 31, 1991.

      cDuring portions of the fiscal periods ended Jan. 31, 1992 and 1991, AEFC voluntarily reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses and net investment income would have been 1.17% and 1.95% in 1992 and 1.35% and 2.39% in 1991.

      dEffective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

      e Adjusted to an annual basis.

      fTotal return does not reflect payment of a sales charge.

      g Effective  fiscal year 1997, the Fund is required to disclose an average
      brokerage   commission  rate  per  share  for  security  trades  on  which commissions  are charged.  The  comparability  of this  information may be affected by the fact that  commission  rates per share vary  significantly among foreign countries.

      hSix months ended July 31, 1997 (Unaudited).


      IDS Blue Chip Advantage Fund

      Fiscal period ended Jan. 31,
      Per share income and capital changesa

                                                 Class B                             Class Y
                                      1997g       1997      1996b          1997g      1997      1996b
Net asset value,
beginning of period                  $8.92       $7.59     $6.30          $8.97      $7.62     $6.30

                                    Income from investment operations:
Net investment income (loss)           .02         .04       .07            .06        .10       .11

Net gains (losses) (both
realized and unrealized)              1.82        1.67      1.83           1.83       1.69      1.86

Total from investment operations      1.84        1.71      1.90           1.89       1.79      1.97

                                    Less distributions:
Dividends from net investment income  (.02)       (.04)     (.08)          (.06)      (.10)     (.12)

Distributions from realized gains       --        (.34)     (.53)            --       (.34)     (.53)

Total distributions                   (.02)       (.38)     (.61)          (.06)      (.44)     (.65)

Net asset value,
end of period                       $10.74       $8.92     $7.59         $10.80      $8.97     $7.62

                                    Ratios/supplemental data
                                                 Class B                             Class Y
                                      1997g       1997      1996b          1997g      1997      1996b
Net assets, end of
period (in millions)                  $506        $302       $42           $138        $77       $28

Ratio of expenses to
average daily net assetsc            1.56%d      1.65%     1.74%d          .68%d      .72%      .80%d

Ratio of net income (loss) to
average daily net assets              .48%d       .39%      .81%d         1.37%d     1.33%     1.75%d

Portfolio turnover rate
 (excluding short-term securities)     55%        128%      126%            55%       128%      126%

Total returne                        20.5%       22.9%     30.3%          21.1%      24.0%     31.3%

Average brokerage commission rate   $.0521      $.0388       $--         $.0521     $.0388       $--

      aFor a share outstanding throughout the period. Rounded to the nearest cent.

      bInception date was March 20, 1995.

      cEffective fiscal year 1996, expense ratio is based on total expense of the Fund before reduction of earnings credits on cash balances.

      dAdjusted to an annual basis.

      eTotal return does not reflect payment of a sales charge.

      fEffective  fiscal year 1997,  the Fund is required to disclose an average
      brokerage   commission  rate  per  share  for  security  trades  on  which commissions  are charged.  The  comparability  of this  information may be affected by the fact that  commission  rates per share vary  significantly among foreign countries.

      gSix months ended July 31, 1997 (Unaudited).


      Investments in securities

      IDS Blue Chip Advantage Fund                      (Percentages represent
      July 31, 1997 (Unaudited)                           value of investments
                                                       compared to net assets)


 Common stocks (91.9%)
 Issuer                      Shares         Value(a)

 Aerospace & defense (4.0%)
 Boeing                     251,344(d)$  14,782,169
 Lockheed Martin            125,000      13,312,500
 Northrop Grumman           100,000      11,512,500
 Raytheon                    92,600       5,174,025
 Rockwell Intl              256,500      16,832,813
 United Technologies         57,500       4,862,344
 Total                                   66,476,351

 Airlines (0.6%)
 AMR                        101,600(b)   10,928,350

 Automotive & related (2.0%)
 Chrysler                   385,600(d)   14,315,400
 Dana                        80,000       3,635,000
 Ford Motor                 247,600      10,120,650
 General Motors              97,200       6,014,250
 Total                                   34,085,300

 Banks and savings & loans (8.8%)
 BankBoston                 284,800      24,190,200
 BankAmerica                175,000      13,212,500
 Citicorp                   107,700      14,620,275
 First Union                 91,700       9,301,819
 KeyCorp                    448,100      27,866,219
 Mellon Bank                 99,600       5,023,575
 NationsBank                474,200      33,757,113
 Norwest                    124,000       7,819,750
 Washington Mutual          188,000      12,995,500
 Total                                  148,786,951

 Beverages & tobacco (4.2%)
 Coca-Cola                  617,000      42,727,250
 Philip Morris              625,000      28,203,125
 Total                                   70,930,375

 Building materials & construction (1.2%)
 Masco                       70,000       3,281,250
 Sherwin-Williams           100,000       3,206,250
 Tyco Intl                  171,900      13,923,900
 Total                                   20,411,400

 Chemicals (1.6%)
 duPont (EI) deNemours      275,000      18,407,812
 Engelhard                  167,700       3,605,550
 Monsanto                    50,000       2,490,625
 Praxair                     50,000       2,756,250
 Total                                   27,260,237

 Communications equipment & services (1.3%)
 Motorola                   214,000      17,186,875
 Tellabs                     65,800(b)    3,939,775
 Total                                   21,126,650

 Computers & office equipment (8.8%)
 Automatic Data Processing   25,000  $    1,237,500
 Cisco Systems              115,000(b)    9,149,687
 Compaq Computer            107,000(b)    6,112,375
 Computer Associates Intl   170,675      11,616,567
 Computer Sciences           25,000(b)    2,035,937
 Dell Computer               80,800(b)    6,908,400
 First Data                 377,500      16,468,438
 Hewlett-Packard            229,100      16,051,319
 Intl Business Machines     198,000      20,938,500
 Microsoft                  219,800(b)   31,101,700
 Oracle                     272,850(b)   14,853,272
 Parametric Technology       80,000(b)    3,920,000
 Seagate Technology         178,300(b)    7,321,444
 Total                                  147,715,139

 Electronics (2.8%)
 AMP                         75,000       3,918,750
 Intel                      300,000      27,543,750
 LSI Logic                  106,500(b)    3,361,406
 Thomas & Betts             225,000      12,853,125
 Total                                   47,677,031

 Energy (2.9%)
 Amoco                      259,000      24,346,000
 Unocal                     600,000      24,000,000
 Total                                   48,346,000

 Energy equipment & services (0.5%)
 Schlumberger               117,200       8,951,150

 Financial services (1.8%)
 Providian Financial        503,200(b)   19,719,150
 Travelers Group            155,933      11,217,430
 Total                                   30,936,580

 Food (2.7%)
 ConAgra                     58,400       4,106,250
 CPC Intl                   261,300      25,068,469
 Quaker Oats                333,900      17,091,506
 Total                                   46,266,225

 Health care (13.0%)
 Abbott Laboratories         80,000       5,235,000
 ALZA                       137,900(b)    4,455,894
 Amgen                      138,500(b)    8,145,531
 Baxter Intl                249,600      14,430,000
 Boston Scientific          180,000(b)   12,915,000
 Bristol-Myers Squibb       331,000      25,962,812
 Guidant                     71,700       6,542,625
 Johnson & Johnson          436,700(d)   27,211,869
 Lilly (Eli)                192,900      21,797,700
 Medtronic                  128,100      11,176,725
 Merck & Co                 313,900      32,625,981
 Perkin-Elmer                50,000       4,081,250
 Pfizer                     381,000      22,717,125
 Schering-Plough            319,600      17,438,175
 Warner-Lambert              30,000       4,190,625
 Total                                  218,926,312

 Health care services (2.0%)
 Aetna                       60,000       6,836,250
 Service Corp Intl          433,800      14,749,200
 Tenet Healthcare           285,000(b)    8,532,187
 United Healthcare           75,000       4,275,000
 Total                                   34,392,637

 Household products (3.1%)
 Colgate-Palmolive           72,600       5,499,450
 Gillette                   276,900      27,413,100
 Procter & Gamble           131,900      20,065,287
 Total                                   52,977,837

 Industrial equipment & services (1.7%)
 Deere & Co                 251,400      14,298,375
 Illinois Tool Works         50,000       2,593,750
 Parker-Hannifin            175,000      11,265,625
 Total                                   28,157,750

 Insurance (2.4%)
 AON                        132,950       7,445,200
 SunAmerica                 135,500       8,197,750
 UNUM                       544,800      24,243,600
 Total                                   39,886,550

 Leisure time & entertainment (0.6%)
 ITT                        149,000(b)    9,526,687

 Media (0.7%)
 Gannett                     75,700(d)    7,517,956
 New York Times Cl A         70,000       3,517,500
 Total                                   11,035,456

 Metals (1.3%)
 Aluminum Co of America     248,400      21,983,400

 Multi-industry conglomerates (6.6%)
 Dover                       60,000       4,282,500
 Emerson Electric           395,800      23,352,200
 General Electric           671,000(d)   47,095,812
 General Signal             236,900      11,652,519
 Honeywell                   57,700       4,309,469
 Minnesota Mining & Mfg      92,100       8,726,475
 Textron                     50,000       3,503,125
 Westinghouse Electric      330,600       7,955,063
 Total                                  110,877,163

 Paper & packaging (2.3%)
 Bemis                      250,000      11,484,375
 Crown Cork & Seal          227,400      11,497,913
 Tenneco                    321,400      14,985,275
 Total                                   37,967,563

 Restaurants & lodging (0.7%)
 Hilton Hotels              357,000     $11,223,188

 Retail (5.0%)
 American Stores            501,600      12,665,400
 AutoZone                   139,000(b,d)  3,978,875
 Circuit City Stores        285,000      16,209,375
 CVS                        125,000       4,531,250
 Jostens                    135,000       3,484,688
 Kroger                     310,000(b)    9,164,375
 Rite Aid                   212,700      11,047,106
 Wal-Mart Stores            605,400      22,740,337
 Total                                   83,821,406

 Transportation (0.6%)
 Burlington Northern Santa Fe75,000       7,242,188
 Caliber System              61,500       2,394,656
 Total                                    9,636,844

 Utilities -- electric (0.9%)
 Southern                   700,000      15,356,250

 Utilities -- gas (1.3%)
 Sonat                      447,850      22,336,519

 Utilities -- telephone (4.5%)
 Ameritech                  164,000      11,059,750
 BellSouth                  256,600      12,156,425
 GTE                        291,500      13,554,750
 MCI Communications         590,400      20,848,500
 U S WEST Communications
    Group                   200,000       7,312,500
 WorldCom                   314,800(b)   10,998,325
 Total                                   75,930,250

 Foreign (2.0%)(c)
 Northern Telecom           156,500      16,364,031
 Royal Dutch Petroleum      296,400      16,579,875
 Total                                   32,943,906

 Total common stocks
 (Cost: $1,253,202,321)              $1,546,877,457


 Short-term securities (8.3%)
 Issuer     Annualized        Amount       Value(a)
              yield on    payable at
               date of      maturity
              purchase

 U.S. government agency (0.6%)
 Federal Home Loan Mtge Corp Disc Nts
    08-15-97     5.40%    $  500,000    $   498,954
    08-18-97     5.39      9,100,000      9,076,924
 Total                                    9,575,878

 Commercial paper (7.6%)
 American General Capital
    08-27-97     5.52%   $11,000,000    $10,956,385
 Avco Financial Services
    08-26-97     5.60      4,300,000      4,283,427
 BOC Group
    08-04-97     5.59      4,700,000      4,697,826
 CAFCO
    08-21-97     5.52      3,400,000(e)   3,389,611
 Cargill
    08-25-97     5.59     14,900,000     14,841,494
 Commerzbank U.S. Finance
    08-11-97     5.52      5,100,000      5,092,208
 Fleet Funding
    08-14-97     5.53      6,000,000(e)   5,988,083
    08-14-97     5.54      6,700,000(e)   6,686,669
 Merrill Lynch
    08-19-97     5.59     11,500,000     11,468,088
 Metlife Funding
    08-25-97     5.52      2,900,000      2,889,386
 Morgan Stanley Group
    08-27-97     5.51      1,300,000      1,294,846
 Novartis Finance
    08-12-97     5.52      6,500,000      6,489,076
 Paccar Financial
    08-04-97     5.57        700,000        699,676
    08-05-97     5.57        900,000        899,445
    08-07-97     5.53      1,400,000      1,398,714
 Reed Elsevier
    09-05-97     5.61      9,300,000(e)    9,244,660
 SBC Communications Capital
    08-08-97     5.52      6,500,000      6,493,049
    08-25-97     5.58      1,600,000(e)   1,593,569
 Siemens
    08-18-97     5.51      2,700,000      2,693,000
 UBS Finance (Delaware)
    08-11-97     5.52     26,500,000     26,459,514
 Total                                  127,558,726

 Letter of credit (0.1%)
 First Chicago-
    Natl Bank of Detroit
    09-08-97     5.56      1,800,000      1,789,135

 Total short-term securities
 (Cost: $138,933,302)                $  138,923,739

 Total investments in securities
 (Cost: $1,392,135,623)(f)           $1,685,801,196


 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars.

(d) Security is partially pledged as initial margin deposit on the following open stock index futures purchase contracts (see Note 4 to the financial statements):

 Type of security                                              Notional amount

 Standard & Poor's 500 Stock Index, Sept. 1997                     $27,200,000

(e) Commercial paper sold within terms of a private placement memorandum, exempt under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) At July 31, 1997, the cost of securities for federal income tax purposes was approximately $1,392,136,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

 Unrealized appreciation..........................................$297,222,000
 Unrealized depreciation............................................(3,557,000)
 Net unrealized appreciation......................................$293,665,000

      Board members and officers of the Fund

President and interested
board member

      William R. Pearce
      Chairman of the board, Board   Services   Corporation    (provides
      administrative services to boards including the boards of the IDS and IDSLife funds and Master Trust portfolios).

Independent
board members

      H. Brewster Atwater, Jr.
      Former chairman and chief executive officer, General Mills, Inc.

      Lynne V. Cheney
      Distinguished fellow, American Enterprise Institute for Public Policy Research.

      Robert F. Froehlke
      Former president of all funds in the IDS MUTUAL FUND GROUP.

      Heinz F. Hutter
      Former president and chief operating officer, Cargill, Inc.

      Anne P. Jones
      Attorney and telecommunications consultant.

      Melvin R. Laird
      Senior counsellor for national and international affairs, The Reader's Digest Association, Inc.

      Alan K. Simpson
      Former United States senator for Wyoming.

      Edson W. Spencer
      Former chairman and chief executive officer, Honeywell, Inc.

      Wheelock Whitney
      Chairman, Whitney Management Company.

      C. Angus Wurtele
      Chairman of the board, The Valspar Corporation.

Interested board
members who are
officers and/or
employees of AEFC

      William H. Dudley
      Senior advisor to the chief executive officer, AEFC.

      David R. Hubers
      President and chief executive officer, AEFC.

      John R. Thomas
      Senior vice president, AEFC.

Officers who also
are officers and/or
employees of AEFC

      Peter J. Anderson
      Senior vice  president,  AEFC.  Vice president - Investments for the Fund.

      Melinda S. Urion
      Senior vice president and chief financial officer, AEFC. Treasurer for the Fund.

Other officer

      Leslie L. Ogg
      President, treasurer and corporate secretary of Board Services Corporation. Vice president, general counsel and secretary for the Fund.

Refer to the SAI for the board members' and officers' biographies.

IDS mutual funds

Global/International funds

Funds in this group seek capital growth and/or income by investing primarily in foreign securities. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made. They are high risk mutual funds with a potential for high reward.

IDS Emerging Markets Fund

Invests in a Portfolio comprised primarily of stocks of companies in developing countries throughout the world that are believed to offer growth potential. Seeks to provide long-term growth of capital.

(icon of) world globe

IDS Global Growth Fund
Invests in a Portfolio comprised primarily of stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The Fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Global Balanced Fund

Invests in stocks-and bonds in, for the most part, major markets throughout the world, including the U.S. Seeks to provide a balance of growth of capital and current income.

(icon of) scale of globes

IDS Global Bond Fund

Invests in a Portfolio comprised primarily of debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

Growth funds

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. A highly aggressive and speculative fund that seeks long-term growth of capital.

(icon of) cart of precious gems

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

(icon of) building

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Research Opportunities Fund

Invests in a Portfolio comprised primarily of equity securities of companies included in the S&P 500 Index that are believed to have strong growth potential. The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

(icon of) magnifying glass

IDS Growth Fund

Invests in a Portfolio comprised primarily of companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) flower

IDS New Dimensions Fund

Invests in a Portfolio comprised primarily of companies with significant growth potential due to superiority in technology, marketing or management. The Fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The Fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Growth and income funds

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest.

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three pine trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Managed Allocation Fund

Invests in a Portfolio comprised primarily of U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Fund provides diversification among these major investment categories and has a target mix that represents the way the Fund's investments will be allocated over the long term. Seeks maximum total return.

(icon of) spinning toy

IDS Stock Fund

Invests in a Portfolio comprised primarily of common stocks of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) light bulb

IDS Diversified Equity Income Fund

Invests in a Portfolio comprised primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) two puzzle pieces

IDS Mutual

Invests in a Portfolio which seeks to balance between common stocks and senior securities (preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Income funds

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth.
Risk varies by bond quality.

IDS Extra Income Fund

Invests in a Portfolio comprised mainly in long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) two coins

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) Greek column

IDS Selective Fund

Invests in a Portfolio comprised primarily of high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests in a Portfolio comprised primarily of securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) shield with eagle head

Tax-exempt income funds

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax, but a portion of the income may be subject to state and local taxes. Risk varies by bond quality.

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the Fund but does not guarantee the market value of the Fund's shares.

(icon of) shield with star

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS High Yield Tax-Exempt Fund

Invests in a Portfolio comprised primarily of medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS Intermediate Tax-Exempt Fund

Invests in mainly investment-grade bonds and other debt securities with intermediate-term maturities issued by state and local government units. Goal is to seek a high level of current income exempt from federal taxes.

(icon of) shield with tree enclosed

Money market funds

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable net asset value of $1.00 per share. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund
Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

Quick telephone reference

American Express            Redemptions and exchanges,       National/Minnesota
Financial Advisors          dividend payments or                   800-437-3133
Telephone Transaction       reinvestments and automatic
Service                     payment arrangements           Mpls./St. Paul area:
                                                                       671-3800



TTY Service                 For the hearing impaired               800-846-4852




American Express            Automated account information          800-862-7919
Financial Advisors          (TouchTone(R) phones only),
Easy Access Line            including current fund prices
                            and performance, account values
                            and recent account transactions

AMERICAN EXPRESS FINANCIAL ADVISORS


IDS Blue Chip Advantage Fund
IDS Tower 10
Minneapolis, MN 55440-0010